Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re:	)	Case No. 03-15299
)
EAGLE FOOD CENTERS, INC.	)	(Jointly Administered)
et al.,	)	Chapter 11
)
Debtors.	)	Hon. Pamela S. Hollis

NOTICE OF (1) APPROVAL OF DISCLOSURE STATEMENT; (2) HEARING ON CONFIRMATION
OF PLAN; (3) DEADLINE AND PROCEDURES FOR FILING OBJECTIONS TO CONFIRMATION
OF PLAN; (4) DEADLINE AND PROCEDURES FOR TEMPORARY ALLOWANCE OF CERTAIN
CLAIMS FOR VOTING PURPOSES; (5) TREATMENT OF CERTAIN UNLIQUIDATED,
CONTINGENT OR DISPUTED CLAIMS FOR NOTICE, VOTING AND DISTRIBUTION PURPOSES;
(6) RECORD DATE; AND (7) VOTING DEADLINE FOR RECEIPT OF BALLOTS

TO ALL CREDITORS OF EAGLE FOOD CENTERS, INC. AND ITS AFFILIATED DEBTORS IN POSSESSION:

PLEASE TAKE NOTICE that Eagle Food Centers, Inc. (“Eagle Foods”) and four of its subsidiaries and affiliates (the “Affiliate Debtors”), the debtors and debtors-in-possession in the above captioned cases (collectively the “Debtors”) are soliciting acceptances of the First Amended Joint Plan of Liquidation of Eagle Food Centers, Inc., and its Affiliated Debtors in Possession (as may be further amended or modified, the “Plan”), from holders of impaired claims who are (or may be) entitled to receive distributions under the Plan.

PLEASE TAKE FURTHER NOTICE that the Bankruptcy Court has signed an order, dated January 29, 2004 (the “Solicitation Procedures Order”), approving the Disclosure Statement with respect to the Plan (the “Disclosure Statement”) and providing, among other things, that:

1.  Confirmation Hearing Date.  The hearing to consider confirmation of the Plan (the “Confirmation Hearing”), shall commence on March 25, 2004, at 11:00 a.m. (CDT) or as soon thereafter as counsel can be heard, before the Honorable Pamela S. Hollis, United States Bankruptcy Judge, Everett McKinley Dirksen Courthouse, Courtroom 644, 219 South Dearborn Street, Chicago, Illinois 60604.  The Confirmation Hearing may be continued from time to time by announcing such continuance in open court should further time be required, and the Plan may be further modified, if necessary, pursuant to 11 U.S.C. § 1127 prior to, during, or as a result of the Confirmation Hearing, without further notice to parties in interest.

2.  Objections to Confirmation. March 12, 2004, at 4:00 p.m. (CDT) is fixed as the last date and time for filing and serving objections to confirmation of the Plan (the “Objection Deadline”).  To be considered, objections, if any, to confirmation of the Plan must (a) be in writing, (b) comply with the Federal Rules of Bankruptcy Procedure and the Bankruptcy Rules for the United States Bankruptcy Court for the Northern District of Illinois, (c) set forth the name of the objector, and the nature and amount of any claim or interest asserted by the objector against or in the Debtors, their estates or their property, (d) state with particularity the legal and factual bases for the objection, including suggested language to be added or existing language to be amended or deleted, and (e) be filed with the Court together with proof of service, and served by personal service, overnight delivery, or first class mail, so as to be RECEIVED no later than the Objection Deadline, by the following (collectively, the “Notice Parties”): (i) the undersigned counsel for the Debtors; (ii) the Office of the United States Trustee, 227 West Monroe, Suite 3350, Chicago, Illinois 60606, Attn: M. Gretchen Silver, Esq; and (iii) Foley & Lardner, 321 North Clark Street, Suite 2100, Chicago, Illinois 60610, Attn: William J. McKenna, Esq. Objections not timely filed and served in the manner set forth above shall not be considered and shall be deemed overruled.

3.  Temporary Allowance of Claims.  The following persons or entities, among others, are not entitled to vote on the Plan and, therefore, will not receive a ballot: holders of (a) unimpaired claims, (b) claims and interests who will receive no distribution at all under the Plan, (c) claims and interests that have been scheduled as contingent, unliquidated or disputed and for which (i) no proof of claim was timely filed and (ii) no Rule 3018(a) Motion (as defined below) has been filed by the Rule 3018(a) Motion Deadline (as defined below), and (d) claims and interests that are the subject of an objection filed by the Debtors (except to the extent and in the manner as may be set forth in the objection).  If you disagree with the Debtors’ classification of, or objection to, your claim or interest and believe that you should be entitled to vote on the Plan, then you must (x) have timely filed a proof of claim by the applicable Bar Date or your proof of claim must be deemed timely filed by an order of the Bankruptcy Code prior to the Voting Deadline, (y) contact the Voting Agent, Logan & Company, Inc., 546 Valley Road, Upper Montclair, New Jersey  07043, Attn: Eagle Food Centers, Inc., et al., (tel.) (973) 509-3190 to obtain a ballot and file the ballot by the Voting Deadline, and (z) timely file and serve a motion for order pursuant to Fed. R. Bankr. P. 3018(a) (a “Rule 3018(a) Motion”) seeking temporary allowance of such claim for the purpose of accepting or rejecting the Plan.  Such Rule 3018(a) Motion must be filed on or before 4:00 p.m. (CDT) on March 8, 2004 (the “Rule 3018(a) Motion Deadline”), and served so as to be received by the Notice Parties (as defined in the Solicitation Procedures Order) on the Rule 3018(a) Motion Deadline in accordance with the procedures set forth in  the Solicitation Procedures Order; provided, however, if the Debtors object to a claim on or after February 24, 2004, the Rule 3018(a) Motion Deadline shall be extended for such claim to the date that is 14 days following notice of such objection.

4.  Provisional Votes.  Any party who has (a) timely filed a proof of claim (as stated above) and (b) files and serves a Rule 3018(a) Motion in accordance with the paragraph above shall be permitted to cast a provisional vote to accept or reject the Plan.  If, and to the extent that, the Debtors and such party are unable to resolve the issues raised by the Rule 3018(a) Motion prior to the Voting Deadline, then at the Confirmation Hearing the Court shall determine whether the provisional ballot is to be counted as a vote on the Plan and in what amount.  Rule 3018(a) Motions that are not timely filed and served in the manner as set forth above shall not be considered, and the claims referred to therein shall not be counted in determining whether the Plan has been accepted or rejected.

5.  Treatment of Certain Claims. Any holder of a claim that (a) is scheduled in the Debtors’ schedules of assets and liabilities dated June 6, 2003, or any amendment thereof (the “Schedules”), at zero or in an unknown amount or as disputed, contingent or unliquidated, and is not the subject of a timely filed proof  of claim or a proof of claim deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any order of the Bankruptcy Court or otherwise deemed timely filed under applicable law, or (b) is not scheduled and is not the subject of a timely filed proof of claim or a proof of claim deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any order of the Bankruptcy Court or otherwise deemed timely filed under applicable law, shall not be treated as a creditor with respect to such claim for purposes of (i) receiving notices regarding, or distributions under, the Plan, or (ii) voting on the Plan.  Unless otherwise provided in the Plan, any holder of a claim that is classified as a Class 3 or 4 General Unsecured Claim or General Unsecured Convenience Claim (both terms as defined in the Plan) and filed against the Debtors a proof of claim (x) in an unliquidated amount, in whole or in part, or (y) that reflects such claim as contingent, in whole or in part, shall have such claim be temporarily allowed for voting purposes only, and not for purposes of allowance or distribution, at $1.00.

6.  Record Date.  January 29, 2004, shall be the record date for determining (a) the holders of the

Debtors’ 11% Senior Notes due April 15, 2005, dated as of August 7, 2000 (the “Prepetition Notes”), entitled to receive solicitation packages, and (b) the creditors entitled to vote to accept or reject the Plan.

7.  Voting Deadline.  If you hold a claim against the Debtors as of January 29, 2004, the Record Date as established in the Solicitation Procedures Order, and are entitled to vote to accept or reject the Plan, you have received this Notice with a ballot form and voting instructions appropriate for your claim.  In order for your vote to be counted, ballots to accept or reject the Plan must be executed, completed and RECEIVED by 4:00 p.m. (CDT) on March 15, 2004 (the “Voting Deadline”), by the Voting Agent at:

Eagle Food Centers, Inc., et al.
c/o Logan & Company, Inc.
546 Valley Road
Upper Montclair, NJ 07043

Ballots may NOT be cast by facsimile or electronic transmission.  BALLOTS THAT ARE NOT RECEIVED BY THE VOTING DEADLINE WILL NOT BE COUNTED.

8.  Information and Documents.  Any party in interest wishing to obtain information about the solicitation procedures or copies of the Disclosure Statement, the Plan, or any exhibits thereto may request such information or copies by writing to the Voting Agent at the address above.  All copies shall be provided solely at the expense of the party requesting the documents unless otherwise specifically required by Fed. R. Bankr. P. 3017(d).  Copies of the Disclosure Statement, the Plan, or any exhibits thereto, are available at no cost at the Voting Agent’s website address at: http://www.loganandco.com. All documents that are filed with the Bankruptcy Court may be reviewed during regular business hours (8:30 a.m. to 4:00 p.m. weekdays, except legal holidays) at the United States Bankruptcy Court for the Northern District of Illinois, 219 South Dearborn, Chicago, IL 60604 or may be viewed online at: http://www.ilnb.uscourts.gov.

Dated:             Chicago, Illinois

January 29, 2004

Eagle Food Centers, Inc., et al.

By:	/s/ George N. Panagakis
John Wm. Butler, Jr. (ARDC No. 06209373)
George N. Panagakis (ARDC No. 06205271)
Ron Meisler (ARDC No. 06270262)
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive, Suite 2100
Chicago, Illinois 60606-1285
(312) 407-0700
Attorneys for the Debtors and
Debtors-in-Possession